Exhibit 10.1

SECOND AMENDMENT

TO

AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT, dated as of January 23, 2014 (this “Amendment”), is entered into by and among (i) United Stationers Receivables, LLC, an Illinois limited liability company (the “SPV”), (ii) United Stationers Supply Co., an Illinois corporation, as originator (the “Originator”), (iii) United Stationers Financial Services LLC, an Illinois limited liability company, as seller (the “Seller”) and as Servicer, PNC Bank, National Association (“PNC Bank”), a national banking association, as agent (the “Agent”), as a Class Agent and as an Alternate Investor, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), a Japanese banking corporation acting through its New York Branch, as a Class Agent and an Alternate Investor.

Reference is herein made to that certain Amended and Restated Transfer and Administration Agreement, dated as of January 18, 2013 (as amended by that certain Assignment and Assumption and First Amendment to Amended and Restated Transfer and Administration Agreement, dated as of June 14, 2013, as amended hereby and as the same may be further amended, modified, supplemented, restated or replaced from time to time, the “Transfer Agreement”), by and among the SPV, the Originator, the Seller, PNC Bank, as Agent, as a Class Agent and as an Alternate Investor, and the financial institutions from time to time parties thereto as Conduit Investors and Alternate Investors. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Transfer Agreement.

WHEREAS, the parties hereto desire to amend the Transfer Agreement as set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Transfer Agreement. Effective as of the Effective Date, the Transfer Agreement is hereby amended as follows:

(a) The definition of “Revolving Credit Agreement” set forth in Section 1.1 of the Transfer Agreement is hereby replaced in its entirety with the following:

“Revolving Credit Agreement” The Fourth Amended and Restated Five-Year Revolving Credit Agreement, dated July 8, 2013, by and among the Originator, the Performance Guarantor, the Lenders from time to time parties thereto, U.S. Bank National Association, Bank of America, N.A., PNC Bank, National Association, Wells Fargo Bank, National Association, JPMorgan Securities LLC,

Wells Fargo Securities, LLC and JPMorgan Chase Bank, National Association as such agreement exists as of July 8, 2013 without giving effect to any amendment, modification, waiver, replacement or supplement thereto that is not consented to in writing by each Class Agent.

(b) The definition of “S&P” set forth in Section 1.1 of the Transfer Agreement is hereby replaced in its entirety with the following:

S&P: Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto.

(c) Section 6.3(a) of the Transfer Agreement is hereby replaced in its entirety with the following:

(a) Leverage Ratio. During the term of this Agreement, unless the Agent shall otherwise consent in writing, the Performance Guarantor agrees with the Alternate Investor and the Agent to maintain a Leverage Ratio (as defined in the Revolving Credit Agreement) in accordance with the provisions of Section 6.20 of the Revolving Credit Agreement.

(d) Section 6.3(b) of the Transfer Agreement is hereby replaced in its entirety with the following:

(b) Consolidated Net Worth. During the term of this Agreement, unless the Agent shall otherwise consent in writing, the Performance Guarantor hereby agrees with the Alternate Investor and the Agent to maintain a positive Consolidated Net Worth (as defined in the Revolving Credit Agreement) in accordance with the provisions of Section 6.21 of the Revolving Credit Agreement.

(e) Exhibit J to the Transfer Agreement is hereby replaced in its entirety with Exhibit J attached hereto.

2. Representations and Warranties. Each of the Originator, the SPV, the Seller and the Servicer hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in the Transfer Agreement and the other Transaction Documents is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.

3. No Default. The SPV, the Originator, the Seller and the Servicer each hereby represent and warrant that, as of the date hereof, no Termination Event or Potential Termination Event has occurred or is continuing.

4. Transaction Documents in Full Force and Effect as Amended. Except as specifically amended hereby, the Transfer Agreement and the other Transaction Documents shall remain in full force and effect. All references to the Transfer Agreement and each other Transaction Document shall be deemed to mean each such document, as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Transaction Documents, as amended by this Amendment, as though such terms and conditions were set forth herein.

5. Consent of Performance Guarantor. The Performance Guarantor hereby consents to the amendments of the Transfer Agreement set forth in this Amendment.

6. Conditions to Effectiveness. This Amendment shall be effective as of the date (the “Effective Date”) on which the Agent receives counterparts of this Amendment duly executed by each of the parties hereto.

7. Miscellaneous.

(a) This agreement may be executed in any number of counterparts and by different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.’

(c) This Amendment may not be amended or otherwise modified except as provided in the Transfer Agreement.

(d) Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

UNITED STATIONERS RECEIVABLES, LLC

By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

UNITED STATIONERS SUPPLY CO., as Originator

By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller and as Servicer

By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

[signatures continue on the following pages]

Second Amendment to A&R Transfer and Administration Agreement

Acknowledged and consented to by:

UNITED STATIONERS INC., as the Performance Guarantor

By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

[signatures continue on the following pages]

Second Amendment to A&R Transfer and Administration Agreement

PNC BANK, NATIONAL ASSOCIATION, as an Alternate Investor, a Class Agent and the Agent

By:	/s/ Mark Falcione
Name: Mark Falcione
Title: Senior Vice President

[signatures continue on the following page]

Second Amendment to A&R Transfer and Administration Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as an Alternate Investor and a Class Agent

By:	/s/ Mark Maloney
Name: Mark Maloney
Title: Vice President

[end of signatures]

Second Amendment to A&R Transfer and Administration Agreement

Exhibit J

Form of Compliance Certificate

To: PNC Bank, National Association, as Agent

This Compliance Certificate (the “Certificate”) is furnished pursuant to Section 6.1(a)(iii) of that certain Amended and Restated Transfer and Administration Agreement dated as of January 18, 2013 as it may be amended or otherwise modified from time to time (as so amended or modified, the “Agreement”) by and among United Stationers Receivables, LLC, an Illinois limited liability company (the “SPV”), United Stationers Supply Co., an Illinois corporation, United Stationers Financial Services LLC, an Illinois limited liability company (the “Servicer”), PNC Bank, National Association, a national banking association, as Agent and as an Alternate Investor. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. I am the duly elected [Treasurer or CFO] of the Performance Guarantor and [Treasurer or President] of the SPV.

2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the SPV, the Seller, the Servicer and the Performance Guarantor during the accounting period covered by the attached financial statements.

3. The examinations described in Paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or Potential Termination Event during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in Paragraph 5 below.

4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, including the financial covenants in Section 6.3 of the Agreement, all of which data and computations are true, complete and correct and have been prepared in accordance with GAAP.

5. Described below are the exceptions, if any, to Paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the SPV or the Performance Guarantor has taken, is taking, or proposes to take with respect to each such condition or event:

6. As of the date hereof, the jurisdiction of organization of the SPV is the State of Illinois, the place where the SPV is “located” for the purposes of Section 9-307 of the UCC is the State of Illinois, and the SPV has not changed its jurisdiction of organization or its “location” for the purposes of Section 9-307 of the UCC since the date of the original Agreement.

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements as of [                    ] delivered with the Certificate in support hereof, are made and delivered this [    ] day of [            ], 201[    ].

UNITED STATIONERS, INC.

By:
Name:
Title:

UNITED STATIONERS RECEIVABLES, LLC

By:
Name:
Title:

Exhibit J - 2

SCHEDULE I TO COMPLIANCE CERTIFICATE2

Schedule of Compliance as of                     ,                      with Section 6.3 of the Agreement.

A. LEVERAGE RATIO Section 6.3(a) (calculated as of [last day of most recently ended fiscal quarter]

(1)	Consolidated Funded Indebtedness
	(a	)	Consolidated Indebtedness for borrowed money		$
	(b	)	Undrawn amount of all standby Letters of Credit[3]	+	$
	(c	)	Principal component of all Capitalized Lease Obligations	+	$
	(d	)	Off-Balance Sheet Liabilities	+	$
	(e	)	Disqualified Stock	+	$
	(f	)	Sum of (a) through (e), inclusive		$
(2)	Consolidated EBITDA
	(a	)	Consolidated Net Income		$
	(b	)	Consolidated Interest Expense	+	$
	(c	)	Taxes	+	$
	(d	)	Depreciation	+	$
	(e	)	Amortization	+	$
	(f	)	Losses attributable to equity in Affiliates	+	$
	(g	)	Non-cash charges related to employee compensation +		$
	(h)		Extraordinary non-cash or nonrecurring non-cash charges or losses	+		$
	(i)		Extraordinary non-cash or nonrecurring non-cash gains	–		$
	(j)		Consolidated EBITDA	=		$
(3)	Leverage Ratio (Ratio of (1) to (2))					to 1.00
(4)	State whether the Leverage Ratio exceeded 3.50[4] to 1.00					Yes/No

[2]	Capitalized terms used on this Schedule I to Compliance Certificate shall have the meanings given such terms in the Revolving Credit Agreement.
[3]	Exclude (i) up to $10,000,000 of Letters of Credit supporting worker’s compensation obligations and (ii) all Letters of Credit supporting indebtedness identified in clauses (a) through (e), inclusive, of this Section A.(1).
[4]	The Leverage Ratio may be increased in excess of 3.50 to 1.00 in certain circumstances per the proviso set forth in Section 6.20 of the Revolving Credit Agreement.

Exhibit J - 3

B.	CONSOLIDATED NET WORTH Section 6.3(b)

State whether, on any day during the most recently ended fiscal quarter, the Performance Guarantor’s Consolidated Net Worth was less than (i) $550,000,000, minus (ii) write-downs of goodwill and intangibles and non-cash pension adjustments and, to the extent permitted under the Agreement, dividends or repurchases or redemptions of its capital stock, all to the extent deducted from Consolidated Net Worth on or after January 1, 2013 plus (iii) fifty percent (50%) of the sum of Consolidated Net Income (if positive) calculated separately for each fiscal quarter commencing with the fiscal quarter ending on March 31, 2013 plus (iv) 50% of net cash proceeds resulting from issuances of USI’s or any Subsidiary’s capital stock at any time from and after the Restatement Effective Date. Yes/No

Exhibit J - 4